                                                                       Ex. 10.28

      ACKNOWLEDGEMENT LETTER FOR PARTICIPATION OF EQUITY PLEDGE AGREEMENT

SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD., a limited liability company (registered address: F Room 1003, No.1027, Changning Road, Changning District, Shanghai)(hereinafter, "PARTICIPATED PLEDGOR") and SHENZHEN BIANJIE BUILDING ADVERTISEMENT CO., LTD. (registered address: Room 1020, A, Wangxing Square, 38 Hongli Rd., Shenzhen) (hereinafter, "PARTICIPATED TARGET COMPANY") hereby agree to participate in Equity Pledge Agreement dated on March 28, 2005 between FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD. (hereinafter "FOCUS MEDIA TECHNOLOGY"), FOCUS MEDIA DIGITAL INFORMATION TECHNOLOGY (SHANGHAI) CO, LTD (hereinafter "FOCUS MEDIA DIGITAL"), SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD. and other relevant parties (hereinafter, "EQUITY PLEDGE AGREEMENT") as an independent contract party. Participated Pledgors and Participated Target Companies pledge the equity of the Participated Target Companies which constitute 99% of the registered capital of the Participated Target Companies to Focus Media Technology as the date of the Acknowledgement Letter to secure the following contractual obligations:

1.   Contractual Obligation for the Participated Pledgeor:

(a) Contractual Obligation under the Call Option Agreement among Focus Media Technology and other relevant parties dated March 28 2005 participated by the Pledgor pursuant to the Acknowledge Letter dated January 13 2006;

(b) Contractual Obligation under the Shareholder's Voting Rights Proxy Agreement among Focus Media Technology and other relevant parties dated March 28 2005 participated by the Pledgor pursuant to the Acknowledge Letter dated January 13 2006;

2.   Contractual Obligation for the Participated Target Company:

(a) Contractual Obligation under the Call Option Agreement participated by the Target Company pursuant to the Acknowledge Letter dated January 13 2006;

(b) Contractual Obligation under the Shareholder's Voting Rights Proxy Agreement participated by the Target Company pursuant to the Acknowledge Letter dated January 13 2006;

This Acknowledgement Letter once executed by the Participated Pledgors and Participated Target Company, Participated Pledgors and Participated Target Companies shall make the same undertakings and warranties with those of Pledgors and Target Companies under the Equity Pledge Agreement, agree to perform the obligations of Pledgors and Target Company stipulated in the Equity Pledge Agreement, and admit the rights and obligations of Parties under the Equity Pledge Agreement.

SHANGHAI FOCUS MEDIA ADVERTISEMENT CO.,
LTD.
(Company chop)


Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Legal Representative
Date: January 13, 2006


SHENZHEN BIANJIE BUILDING ADVERTISEMENT
CO., LTD.
(Company chop)


Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Legal Representative
Date: January 13, 2006


FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO.,
LTD.
(Company chop)


Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Legal Representative
Date: January 13, 2006


FOCUS MEDIA DIGITAL INFORMATION
TECHNOLOGY (SHANGHAI) CO, LTD
(Company chop)


Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Legal Representative
Date: January 13, 2006


                                        2